192 P1 09/18

SUPPLEMENT DATED SEPTEMBER 1, 2018

TO THE PROSPECTUS DATED SEPTEMBER 1, 2018

OF

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

The prospectus of the Fund is amended as follows:

I.  The following is added to the “Fund Details –Distributions and Taxes” section of the prospectus:

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting a regulated investment company, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a regulated investment company, such as the Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

II.   The second paragraph of the “Fund Details-Distributions and Taxes-Other reporting and withholding requirements” section of the prospectus is replaced with the following:

The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. If, as a result of such investments, the Fund is classified as a “U.S. real property holding corporation” or would be but for the operation of certain exclusions, distributions by the Fund attributable to capital gain from the sale or exchange of certain “U.S. real property interests” will be subject to U.S. withholding tax at the applicable corporate tax rate (unless such rate is reduced by future regulations). This may also require you to file a nonresident U.S. income tax return and determine your U.S. tax liability on such gains in the same manner as for a U.S. shareholder. Under a de minimis exception, if you do not own more than 5% of a class of Fund shares, such Fund distributions to you will be taxable as ordinary dividends subject to U.S. withholding tax at 30% or a lower treaty rate. Further, if the Fund is a “U.S. real property holding corporation” any gain realized on the sale or exchange of Fund shares by a non-U.S. investor that owns more than 5% of a class of Fund shares would be taxed in the same manner as a U.S. shareholder. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs and U.S. real property holding corporations.

Please keep this supplement with your prospectus for future reference.

192 SA1 09/18

SUPPLEMENT DATED SEPTEMBER 1, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 2018

OF

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

The Statement of Additional Information (“SAI”) is amended as follows:

I.      The “Distributions and Taxes-Investment in complex securities-Derivatives” section of the SAI has been removed in its entirety.

II.     The “Distributions and Taxes-Investment in complex securities-Short selling and constructive sales” section of the SAI is replaced with the following:

Short selling. The Fund may enter into short sales. The Fund's entry into a short sale transaction could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

III.    The following is added to the “Distributions and Taxes- Non-U.S. investors” section of the SAI:

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting a regulated investment company, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a regulated investment company, such as the Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Please keep this supplement with your SAI for future reference.